SUPPLEMENT DATED APRIL 26, 2013
TO

PROSPECTUS DATED MAY 1, 2006
FOR FUTURITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

I.           Effective April 29, 2013, the names of the following investment options will be changed:

Old Name	New Name

Invesco Van Kampen V.I. American Franchise Fund	Invesco V.I. American Franchise Fund

Legg Mason Clearbridge Variable Equity Income Builder Portfolio	Clearbridge Variable Equity Income Portfolio

Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio	ClearBridge Variable All Cap Value Portfolio

Legg Mason ClearBridge Variable Large Cap Value Portfolio	ClearBridge Variable Large Cap Value Portfolio

II.           The ultimate corporate parent of Sun Life (U.S.) is Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial has announced the execution of a definitive agreement to sell its United States domestic annuity business and certain of its United States life insurance businesses to Delaware Life Holdings, LLC (the “Purchaser”) (the “Proposed Transaction”). The Purchaser is a limited liability company organized under the laws of the State of Delaware. The Proposed Transaction will include the transfer of all of the issued and outstanding shares of Sun Life (U.S.) to the Purchaser. The closing date for the Proposed Transaction is expected to be as soon as May 31, 2013, subject to receipt of all required regulatory approvals as well as satisfaction of other closing conditions. Although completion of the Proposed Transaction will result in a change in control of Sun Life (U.S.), the terms and conditions of your Contract with Sun Life (U.S.) will not change and you will not need to take any action.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Futurity (2013)